STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this "Agreement") is made this 29th day of December, 2009 by and among Fountainhead Capital Management Limited (“Fountainhead” or the “Seller”), and Regent Private Capital, LLC (the “Purchaser”).

Preliminary Statement

Seller owns of record 312,383 shares of the common stock of Blink Couture, Inc., a Delaware company (the “Company”), representing approximately 79.45% of the outstanding shares of common stock, of the Company (the “Shares”).

Additionally, as of October 31, 2009, the Company is indebted to Fountainhead pursuant to the terms of a Note dated January 31, 2009 in the current principal amount of $90,453 (together with accrued interest thereon in the amount of $3,937) (the “Seller Note”).

The Seller desires to sell the Shares and the Seller Note to Purchaser, and Purchaser is willing to purchase the Shares and the Seller Note from Seller, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser hereby agree as follows:

1.           Purchase and Sale.

On the terms and subject to the conditions set forth in this Agreement, simultaneously with the execution and delivery of this Agreement, Seller agrees to sell, transfer, convey and deliver to the Purchaser or its designee, and the Purchaser agrees to acquire and purchase from Seller, free and clear of all Liens (as hereinafter defined), all of the Seller’s right, title and interest in and to the Shares and Fountainhead agrees to transfer to Purchaser or its designee the Seller Note free and clear of all Liens (as hereinafter defined).  The Seller Note, together will all amendments thereto, and its assignment is annexed hereto as Exhibit A.

2.           Purchase Price.

The total purchase price (the “Purchase Price”) for the Shares and the Seller Note is $350,000, of which $200,000 shall be payable in cash and the remaining $150,000 of which shall be payable by Purchaser’s assignment to Seller of all of Purchaser’s right, title and interest in and to a promissory note, in the principal amount of $150,000, issued by Altitude Group, LLC (the “Purchaser Note”). The form of the Purchaser Note and its assignment is annexed hereto as Exhibit B.

3.           The Closing.

(a)           General.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement by exchange of documents among the parties by fax, electronic transmission or courier, as appropriate.

(b)           Deliveries at the Closing. At the Closing: (i) the Seller shall deliver to the Purchaser: (A) stock certificates evidencing the Shares, endorsed in blank or accompanied by duly executed assignment documents duly authenticated to the satisfaction of the Company’s stock transfer agent; (B) a copy of the Certificate of Incorporation of the Company, and all amendments thereto, together with a certificate of good standing each certified by the Secretary of State of Delaware dated as of a date not more than three days prior to the date of the Closing,  (C) a certificate from the appropriate governmental authority of the State of Delaware dated as of a date not more than three days prior to the date of the Closing showing that the Company has paid all taxes due and payable to the State of Delaware as of such date; (D) a current stockholder list generated by its transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Company’s common stock; (E) copies of the By-laws of the Company; (F) a certificate from Seller’s Secretary (or other applicable officer) certifying (x) the resolutions of the Board of Directors of Seller authorizing the transactions contemplated hereunder and (y) attesting to the incumbency of the officers of Seller; and (G) a mutually-acceptable instrument evidencing assignment of the Seller Note; and (ii) the Purchaser shall deliver to Seller, (A) the cash portion of the Purchase Price by wire transfer of immediately available funds to an account designated by Seller; and (B) a mutually-acceptable instrument evidencing assignment of the Purchaser Note.

4.           Defined Terms.

The following capitalized terms used in this Agreement without definition shall be construed to have the meanings set forth or referenced below.

“Adverse Consequences” shall mean all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, Liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

“Affiliate” shall mean with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any partner, officer, director, or member of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

“Liabilities” shall mean any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

5.           Representations and Warranties of the Seller.

Seller represents and warrants to the Purchaser as follows:

(a)           The Seller has the power and authority to execute, deliver and perform the Seller’s obligations under this Agreement and to sell, assign, transfer and deliver to the Purchaser the Shares and Seller Note as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby.

(b)           Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which the Seller is bound or is a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any properties or assets of the Seller.

(c)           This Agreement has been duly and validly executed by the Seller and constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations on the availability of equitable remedies.

(d)           The Shares are owned of record by the Seller and are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof.  The Seller owns the Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, “Liens”), and upon delivery of the Shares to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens.  The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement).  The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

e)         The Seller Note is owned beneficially and of record by Fountainhead and is a bona fide obligation of the Company payable in accordance with its terms.  Fountainhead owns the Seller Note free and clear of Liens and upon delivery of the Seller Note to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens.

(f)           No representation or warranty by the Seller in this Agreement, or in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, contains or will contain, at the time such statement was or is made, any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were or are made, not misleading.

(g)     The Seller has not employed or entered into any agreement with any Person which obligates the Seller, the Company or Purchaser to pay any finder’s fee, brokerage fee or commission or similar payment in connection with the transactions contemplates hereby.

6.           Representations and Warranties of the Seller concerning the Company.

Seller represents and warrants to the Purchaser as follows:

(a)           The Company is a corporation in good standing duly incorporated in the State of Delaware.  The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

(b)           The Company’s authorized capital stock consists of 20,000,000 shares of preferred stock, $0.0001 par value, none of which have been issued or are outstanding, and 120,000,000 shares of common stock, of which 393,148 shares are issued and outstanding.  Except as disclosed in the Company SEC Documents (as defined in Section 6(e) below), the Company has not reserved any shares of its common stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, common stock.  To the knowledge of Seller, all of the issued and outstanding shares of common stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.  Except as set forth in the Company SEC Documents, there are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security.  There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Seller and any third party, (ii) t between or among the Company and any of its stockholders, or (iii) between or among any of the Company’s stockholders.  The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

(c)           There are no outstanding obligations, contingent or otherwise, of the Company to redeem, purchase or otherwise acquire any capital stock or other securities of the Company.

(d)           Except as set forth in the Company SEC Documents, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or threatened against the Company.  No bankruptcy, receivership or debtor relief proceedings are pending or, to the Seller’s knowledge, threatened against the Company.  The Company is not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality

(e)           Since March 4, 2008 (the date that Seller acquired control of the Company (the “Control Date”)) and, to the knowledge of the Seller, during the period from its inception through the Control Date, the Company has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company (all such documents, as amended or supplemented, are referred to collectively as the “Company SEC Documents”) and (ii) all certifications and statements required by (A) Rule 13a-14 or 15d-14 under the Exchange Act, or (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any applicable Company SEC Document (collectively, the “SOX Certifications”).  The Company SEC Documents from the Control Date to the date hereof and, to the knowledge of the Seller, the Company SEC Documents filed prior to the Control Date (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  As of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be.  From the Control Date to the date hereof and, to the knowledge of Seller, prior to the Control Date, the Company has complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act.  From the Control Date to the date hereof and to the knowledge of Seller, prior to the Control Date, each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of the Company contained in the Company SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the financial position of the Company as of the dates thereof and the Company’s results of operations, cash flows and changes in stockholders’ equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC.  To Seller’s knowledge, the financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. To Seller’s knowledge, no financial statements of any Person not already included in such financial statements are required by GAAP to be included in the financial statements of the Company.  To the knowledge of Seller, neither the Company nor any of the Company’s officers, received notice from the SEC or any other governmental authority questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

(f)           From the Control Date to the date hereof and, to the Seller’s knowledge, prior to the Control Date, the Company’s independent public accountants, which have expressed their opinion with respect to the financial statements of the Company included in the Company SEC Reports (including the related notes), are and have been throughout the periods covered by such financial statements, registered public accounting firms with respect to the Company within the meaning of all applicable laws and regulations and are registered with the Public Company Accounting Oversight Board.  With respect to the Company, the Company’s independent public accountants are not and have not been in violation of auditor independence requirements of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.  None of the non-audit services performed by Company’s independent public accountants for the Company were prohibited services under the Sarbanes-Oxley Act and all such services were pre-approved in advance by the Company’s audit committee, or its Board of Directors if the Company did not have an audit committee, in accordance with the Sarbanes-Oxley Act.

(g)           From the Control Date to the date hereof and, to the Seller’s knowledge, prior to the Control Date, the Company has maintained disclosure controls and procedures required by Rule 13a-15(b) or 15d-15(b) under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to the principal executive officer and the principal financial officer.

(h)           The Company has properly filed all federal, state and local tax returns and has paid all taxes, assessments and penalties due and payable; (ii) all such tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns; (iii) there are no present, pending, or threatened audit, investigations, assessments or disputes as to taxes of any nature payable by the Company, nor any tax liens whether existing or inchoate on any of the assets of the Company, except for current year taxes not presently due and payable; (iv) no Internal Revenue Service or foreign, state, county or local tax audit is currently in progress; (v) the Company has not waived the expiration of the statute of limitations with respect to any taxes; and (vi) there are no outstanding requests by the Company for any extension of time within which to file any tax return or to pay taxes shown to be due on any tax return.

(i)           Since October 31, 2009, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company’s business or prospects, including, but not limited to any adverse change in the condition, assets, Liabilities (existing or contingent) or business of the Company from that shown in the financial statements of the Company included in its quarterly report on Form 10-Q filed for the quarter ended October 31, 2009.

(j)           The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced, or, to the Seller’s knowledge, threatened, against the Company alleging any failure to so comply.  Neither the Company, nor, to the Seller’s knowledge any officer, director, employee, consultant or agent of the Company, has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(k)           The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s Certificate of Incorporation, By-laws or other organizational or charter documents; or (ii) to the knowledge of Seller, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) to the knowledge of Seller, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(l)           To the knowledge of Seller, the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor to the knowledge of Seller has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is not in violation of any order of any court, arbitrator or governmental body; and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

(m)           No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby.

(n)           The Company does not own or lease any real property.  Additionally, the Company does not have more than nominal assets.  The Company is being delivered to Purchaser without any Liabilities.

(o)           The Company does not currently own or have rights to any patents, trademarks, copyrights or other intellectual property other than the name “Blink Couture.”   To the knowledge of Seller, the Company has not received any communications alleging that the Company has violated or, by conducting its business as conducted violates any the intellectual property rights of any third party, and to the Seller’s Knowledge, the business as conducted by the Company will not cause the Company to infringe or violate any such third party intellectual property rights.

(p)           The Company does not have any employees and does not have any employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974.

7.           Representations and Warranties of the Purchaser.

The Purchaser represents and warrants to the Seller as follows:

(a)           This Agreement has been duly and validly executed by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations on the availability of equitable remedies.

(b)           Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of, the Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of Purchaser’s properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser or any of Purchaser’s properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

(c)           No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

(d)           No representation or warranty by the Purchaser in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, contains or will contain, at the time such statement was or is made, any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were or are made, not misleading.

(f)           The Purchaser has not employed or entered into any agreement with any Person which obligates the Purchaser or the Seller to pay any finder’s fee, brokerage fee or commission or similar payment in connection the transactions contemplated hereby.

9.         Agreements of the Parties.

Seller and Purchaser (together, the “Parties”) agree as follows:

(a)           General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting Party is entitled to indemnification therefor under Section 10).

(b)           Litigation Support. In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the date hereof involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Section 10).

(c)           Appointment of New Directors of the Company; Resignation of Sole Officer and Director of the Company.  Immediately after the Closing, Thomas W. Colligan, the sole director of the Company shall appoint Lawrence Field as a new director of the Company, to serve until such time as his successor is duly elected and qualified, and Mr. Colligan immediately thereafter shall resign as a director of the Company.  Furthermore, at such time, Mr. Colligan, the sole officer of the Company also shall resign from all positions held by him in the Company.

(d)           Securities Law Disclosure.  The Company shall, within four (4) business days after the Closing, file a Current Report on Form 8-K with the Commission which shall summarize the transactions consummated pursuant to this Agreement.  Seller agrees to assist Purchaser and the Company in connection with the preparation of such report.

10.           Remedies for Breaches of This Agreement.

(a)           Survival of Representations and Warranties.  All of the representations, warranties and covenants of the parties shall survive the Closing hereunder (even if a party knew or had reason to know of any misrepresentation or breach of warranty by another party at the time of Closing) and continue in full force and effect for a period of twelve (12) months thereafter, except that any obligations relating to the payment of taxes shall survive until sixty (60) days after the expiration of the applicable statute of limitations.

(b)           Indemnification Provisions for Benefit of the Purchaser.

(i)           In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein, then the Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(ii)           The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (A) for any taxes of the Company with respect to any tax year or portion thereof ending on or before the date of this Agreement (or for any tax year beginning before and ending after the date of this Agreement to the extent allocable to the portion of such period beginning before and ending on the date of this Agreement), or (B) for the unpaid taxes of any Person (other than the Company) under Section 1.1502-6 of the Regulations adopted under the Internal Revenue Code of 1986, as amended (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii)           The Seller shall indemnify the Purchaser from and against the entirety of any Liabilities arising out of the operation of the Company prior to the Closing.

(iv)           The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any indebtedness or other Liabilities of the Company existing as of the date of this Agreement.

(v)           Seller shall indemnify the Purchaser from and against the entirety of any Liabilities arising out of the ownership of the Shares or the breach of any of Seller’s representation and warranties set forth in Section 5 or Section 6 of this Agreement.

(vi)           Notwithstanding anything to the contrary contained herein, the Seller shall indemnify the Purchaser from and against any amounts payable by the Company, in respect of Delaware Franchise taxes for 2009, in excess of $500.00.

(vi)           In furtherance of the indemnifications provided herein, Seller specifically agrees to indemnify the Purchaser from and against any taxes that the Company may be required to pay to the State of California for periods prior to the date of the Closing.

(c)           Indemnification Provisions for Benefit of the Seller. In the event the Purchaser breaches (or in the event any third party alleges facts that, if true, would mean the Purchaser has breached) any of its representations, warranties, and covenants contained herein, then the Purchaser shall indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d)           Matters Involving Third Parties.

(i)           If any third party shall notify any Party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under this Section 10, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii)           Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii)           So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 10(d)(ii), (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim,  (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third  Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(iv)           In the event any of the conditions in Section 10(d)(ii) is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 10.

11.           Miscellaneous.

(a)           Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller:
Fountainhead Capital Management Limited
Portman House, Hue Street
St. Helier, Jersey J E45RP Channel islands
Attn: Adrian Liddell
Tel: 011-44-7711-138852
Fax: 011-44-1534-630110
E-Mail: Adrian.liddell@fhcpartners.com

With a copy to:	Robert L. B. Diener, Esq.
Law Offices of Robert Diener
122 Ocean Park Blvd. Suite 307
Santa Monica, CA 90405
Tel: 310-396-1691
Fax: 310-362-8887
E-mail: r.diener@verizon.net

If to the Purchaser:	Regent Private Capital, LLC
152 West 57th Street, 9th Floor
New York
NY 10019
Attn: Anurag Agarwal
Tel: 212 792 5301
Fax: 646 278 9699
E-Mail: aagarwal@regentprivatecapital,com

With a copy to:	Feldman LLP
420 Lexington Avenue, Suite 2620
New York, NY 10170
Attn: Scott M. Miller, Esq.
Tel: (212) 869-7000
Fax: (212) 997-4242
E-Mail: smiller@feldmanllp.com

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(b)             Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Purchaser shall have the right to assign this Agreement to an affiliate or assignee of the Purchaser reasonably acceptable to the Seller and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

(d)           Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in New York, New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section shall be deemed effective service of process on such party.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e)           Amendments; No Waivers.  Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Seller and the Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(f)           Entire Agreement.  This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

(g)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(h)           Expenses. Each of the Parties will bear its own costs and expenses (including the fees and expenses of counsel, accountants and financial advisors) incurred in connection with this Agreement and the transactions contemplated hereby.

(i)           Effectiveness.    This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.  Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

(j)           No Third Party Beneficiaries.   No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(k)           Confidentiality; Press Releases and Public Announcements.  Except as and to the extent required by law, none of the parties hereto will disclose or use, or will direct its representatives to disclose or use, any information with respect to the transaction which is the subject of this Agreement, without the consent of the other parties.

(l)       Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The exchange of copies of this Agreement or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement or amendment for all purposes.  Signatures of the parties transmitted by facsimile or by email transmission in portable digital format, or similar format, shall be deemed to be their original signatures for all purposes.

(m)       Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

PURCHASER:

REGENT PRIVATE CAPITAL, LLC

By:	/s/ Lawrence Field
Name: Lawrence Field
Title: Managing Director

SELLER:

FOUNTAINHEAD CAPITAL
MANAGEMENT LIMITED

By:	/s/ Robert Diener
Name: Robert Diener
Title: Authorized Signatory